Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2 TO CREDIT AGREEMENT

AMENDMENT NO. 2, dated as of March 24, 2017 (this “Amendment”) to the Credit Agreement (as defined below), among Visteon Corporation (the “Borrower”), each Guarantor party hereto, each lender under the Credit Agreement party hereto (collectively, the “Lenders” and, each, individually, a “Lender”) and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

WHEREAS, reference is made to that certain Credit Agreement, dated as of April 9, 2014 (as amended by that certain Waiver and Amendment No. 1 to Credit Agreement, dated as of March 25, 2015, and as further amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the “Credit Agreement”), among the Borrower, the Lenders party thereto and the Administrative Agent,); and

WHEREAS, the Borrower has requested that the Lenders (including Lenders constituting Required Lenders) agree to certain amendments and modifications to the Credit Agreement, including, among other things, to (i) terminate the existing Revolving Credit Facility (the loans thereunder being referred to herein as the “Original Revolving Credit Loans”) and the existing Revolving Credit Commitments (the “Original Revolving Credit Commitments”) and replace such loans and commitments with a new Revolving Credit Facility (the “Refinancing Revolving Facility”) and new Revolving Credit Commitments (the “New Revolving Credit Commitments” and, any Revolving Credit Loans made pursuant thereto, “New Revolving Credit Loans”) in an aggregate principal amount of $300,000,000, (ii) extend the maturity of the Initial Term Facility, which extension will be effected by way of a new term loan facility (the “Refinancing Term Facility” and, together with the Refinancing Revolving Facility, the “Refinancing Facilities”) in an aggregate principal amount of $350,000,000 (any Term Loans resulting therefrom are herein referred to as the “New Term Loans”), the proceeds of which will be used to repay all Term Loans outstanding immediately prior to the Amendment No. 2 Effective Date (as defined below) (the “Original Term Loans”) and pay accrued interest thereon and (iii) make such other modifications to the Credit Agreement as described herein; and

WHEREAS, the Credit Agreement permits the Borrower, pursuant to Section 2.21 thereof, to obtain Specified Refinancing Debt from any Lender or Additional Lender in respect of all of the Term Loans outstanding under the Credit Agreement; and

WHEREAS, the Credit Agreement permits the Borrower, pursuant to Section 10.01 thereof, to amend certain provisions of the Credit Agreement with the consent of the Required Lenders; and

WHEREAS, subject to the terms and conditions set forth herein, each Party hereto who has delivered a signature page as a Lender agreeing to provide Revolving Credit Commitments (a “New Revolving Credit Lender”) has agreed to provide a New Revolving Credit Commitment in the amount set forth on Schedule I hereto; and

WHEREAS, subject to the terms and conditions set forth herein, each Party hereto who has delivered a signature page as a Lender has agreed to provide New Term Loans (each such Person who is a Term Lender holding Original Term Loans immediately prior to the effectiveness of this Amendment, a “Continuing Term Lender”; each such Person who is not a Continuing Term Lender, an “Additional Term Lender”; and each Continuing Term Lender and Additional Term Lender, a “New Term Lender”) in the amount (such amount, a “New Term Commitment”) set forth next to its name on a schedule maintained by the Administrative Agent (the “Refinancing Term Loan Allocation Schedule”) (or to convert all (or such lesser amount as the Amendment No. 2 Arrangers (as defined in the Amended Credit Agreement

(as defined below)) may allocate) of its Original Term Loans into New Term Loans (such converted Original Term Loans, the “Converted Term Loans” and any such conversion of Original Term Loans into New Term Loans being referred to herein as an “Amendment No. 2 Refinancing Conversion”)); and

WHEREAS, each of the Lenders party hereto has agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement as herein provided (as so amended, the “Amended Credit Agreement”); and

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01    Definitions. Unless otherwise defined herein, capitalized terms defined in the Credit Agreement have the same meanings when used in this Amendment.

ARTICLE II

REFINANCING LOANS

Section 2.01    New Revolving Credit Loans.

(a)    Subject to the terms and conditions set forth herein, on the Amendment No. 2 Effective Date, each New Revolving Credit Lender agrees to make available Revolving Credit Commitments in the amount set forth on Schedule I hereto.

(b)    The aggregate principal amount of the New Revolving Credit Commitments shall be $300,000,000.

(c)    The New Revolving Credit Commitments will be used to refinance the existing Revolving Credit Commitments. Borrowings under the Refinancing Revolving Facility will be used for any purpose not prohibited by the Credit Agreement, including, without limitation, for general corporate purposes.

(d)    The final maturity date of the New Revolving Credit Loans shall be March 24, 2022.

(e)    The Applicable Rate with respect to the Refinancing Revolving Facility shall be, as of any date, the applicable percentage per annum set forth below based upon the Corporate Rating and the Family Rating, respectively, applicable to the Borrower:

Applicable Rate
Pricing Level	Ratings	LIBOR Loans	ABR Loans
1	Corporate Rating of at least BBB- by S&P or Family Rating of at least Baa3 by Moody’s	1.25%	0.25%
2	Corporate Rating of at least BB+ by S&P or Family Rating of at least Ba1 by Moody’s and not Pricing Level 1	1.50%	0.50%
3	Corporate Rating of at least BB by S&P or	1.75%	0.75%

	Family Rating of at least Ba2 by Moody’s and not Pricing Level 1 or 2
4	Corporate Rating of at least BB- by S&P or Family Rating of at least Ba3 by Moody’s and not Pricing Level 1, 2 or 3	2.00%	1.00%
5	Corporate Rating below BB- by S&P and Family Rating below Ba3 by Moody’s	2.25%	1.25%

(f)    The Borrower shall repay to the New Revolving Credit Lenders on the final maturity date of the New Revolving Credit Commitments the aggregate principal amount of all New Revolving Credit Loans outstanding on such date.

(g)    A per annum commitment fee on the undrawn portion of the New Revolving Credit Commitments shall accrue from the Amendment No. 2 Effective Date at the applicable percentage per annum set forth below based upon the Corporate Rating and the Family Rating, respectively, applicable to the Borrower:

Applicable Commitment Fee
Pricing Level	Ratings	Applicable Commitment Fee
1	Corporate Rating of at least BBB- by S&P or Family Rating of at least Baa3 by Moody’s	0.15%
2	Corporate Rating of at least BB+ by S&P or Family Rating of at least Ba1 by Moody’s and not Pricing Level 1	0.20%
3	Corporate Rating of at least BB by S&P or Family Rating of at least Ba2 by Moody’s and not Pricing Level 1 or 2	0.25%
4	Corporate Rating below BB by S&P and Family Rating below Ba2 by Moody’s	0.30%

(h)    The commitments of the New Revolving Credit Lenders are several, and no New Revolving Credit Lender shall be responsible for any other New Revolving Credit Lender’s failure to make New Revolving Credit Loans.

(i)    Subject to the terms and conditions set forth herein, effective as of the Amendment No. 2 Effective Date, for all purposes of the Loan Documents, (i) the New Revolving Credit Commitments shall constitute “Revolving Credit Commitments” and a “Revolving Credit Facility”, (ii) the New Revolving Credit Loans shall constitute “Revolving Credit Loans” and (iii) each New Revolving Credit Lender shall become an “Additional Lender”, a “Revolving Credit Lender” and a “Lender” (if such New Revolving Credit Lender is not already a Revolving Credit Lender or a Lender prior to the effectiveness of this Amendment) and shall have all the rights and obligations of a Lender holding a Revolving Credit Commitment (or, following the making of a New Revolving Credit Loan, a Revolving Credit Loan).

(j)    On the Amendment No. 2 Effective Date, all Original Revolving Credit Commitments shall be terminated.

(k)    All other terms not described herein and relating to the New Revolving Credit Loans shall be the same as the terms of the Initial Revolving Credit Loans.

(l)    The obligation of each New Revolving Credit Lender to provide New Revolving Credit Commitments and to make New Revolving Credit Loans on the Amendment No. 2 Effective Date is subject to the satisfaction of the conditions to effectiveness set forth in Article IV hereof.

(m)    Any Lender holding Original Revolving Credit Commitments immediately prior to the Amendment No. 2 Effective Date that is not a New Revolving Credit Lender is referred to herein as an “Exiting Revolving Credit Lender”. In the event any New Revolving Credit Lender receives an allocation of New Revolving Credit Commitments in an amount less than the amount of its Original Revolving Credit Commitments, such Lender shall be considered an Exiting Revolving Credit Lender with the respect to the difference between the amount of its Original Revolving Credit Commitments and the allocated amount of its New Revolving Credit Commitments

Section 2.02    New Term Loans.

(a)    Subject to the terms and conditions set forth herein, on the Amendment No. 2 Effective Date, each New Term Lender agrees to fund a New Term Loan in a principal amount not to exceed such New Term Lender’s New Term Commitment as set forth on the Refinancing Term Loan Allocation Schedule.

(b)    The aggregate principal amount of the New Term Loans shall be $350,000,000.

(c)    The New Term Loans will be used to refinance the Initial Term Loans and, together with cash on hand, pay fees and expenses related to the Amendment.

(d)    The final maturity date of the New Term Loans shall be March 24, 2024 and the New Term Loans shall not be subject to amortization before such date.

(e)    The Applicable Rate for the New Term Loans shall be 2.25% per annum for Eurodollar Rate Loans and 1.25% per annum for Base Rate Loans.

(f)    If the Borrower (A) makes a voluntary prepayment of any New Term Loans pursuant to Section 2.05(a) of the Amended Credit Agreement in connection with a Repricing Transaction, (B) makes a prepayment of any New Term Loans pursuant to Section 2.05(b)(iii)(A) of the Amended Credit Agreement in connection with a Repricing Transaction, or (C) replaces a Lender pursuant to Section 3.07(a) of the Amended Credit Agreement for failing to consent to any departure, waiver, amendment or modification constituting a Repricing Transaction, in each case prior to the six month anniversary of the Amendment No. 2 Effective Date, the Borrower shall pay to the Administrative Agent, for the ratable account of the applicable New Term Lenders, a prepayment premium in an amount equal to 1.0% of the principal amount prepaid (or, in the case of clause (C) above, an amount equal to 1.0% of the principal amount of New Term Loans repaid or required to be assigned in connection with such replacement).

(g)    Subject to the terms and conditions set forth herein, on the Amendment No. 2 Effective Date, each Continuing Term Lender agrees to convert all (or such lesser amount as the Amendment No. 2 Arrangers may allocate) of its Original Term Loans into Converted Term Loans. Without limiting the generality of the foregoing, each Continuing Term Lender shall have a commitment to acquire New Term Loans in the amount of Original Term Loans then held by such Continuing Term Lender. Each party hereto acknowledges and agrees that notwithstanding any such conversion, each such Continuing Term Lender shall be entitled to receive payment on the Amendment No. 2 Effective Date of the unpaid fees (if any) and interest accrued to such date with respect to all of its Original Term Loans.

(h)    Each New Term Lender, by delivering its signature page to this Amendment and funding (or converting its Original Term Loans into) New Term Loans on the Amendment No. 2 Effective Date, shall be deemed to have acknowledged receipt of, and consented to and approved this Amendment, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or any class of Lenders on the Amendment No. 2 Effective Date. The commitments of the New Term Lenders are several, and no New Term Lender shall be responsible for any other New Term Lender’s failure to make New Term Loans.

(i)    Subject to the terms and conditions set forth herein, effective as of the Amendment No. 2 Effective Date, for all purposes of the Loan Documents, (i) the New Term Commitments shall constitute “Term Commitments” and “Commitments”, (ii) the New Term Loans shall constitute “Term Loans” and “Loans” and (iii) each New Term Lender shall become an “Additional Lender”, a “Term Lender” and a “Lender” (if such New Term Lender is not already a Term Lender or Lender prior to the effectiveness of this Amendment) and shall have all the rights and obligations of a Lender holding a Term Commitment (or, following the making of a New Term Loan, a Term Loan).

(j)    Any Lender holding Original Term Loans immediately prior to the Amendment No. 2 Effective Date that is not a New Term Lender is referred to herein as an “Exiting Term Lender”. In the event any Lender is a Continuing Term Lender but receives an allocation of New Term Loans in an amount less than the amount of its Original Term Loans, such Lender shall be considered an Exiting Term Lender with the respect to the difference between the amount of its Original Term Loans and the allocated amount of its New Term Loans.

(k)    The Original Term Loans of each Exiting Term Lender shall, immediately upon the effectiveness of this Amendment, be repaid in full (together with any unpaid fees and interest accrued thereon (including funding losses payable to any Exiting Term Lenders pursuant to Section 3.05 of the Credit Agreement)) with the proceeds of the New Term Loans and other funds available to the Borrower. The Borrower shall, on the Amendment No. 2 Effective Date, pay to the Administrative Agent, for the accounts of the Persons that are Term Lenders immediately prior to the Amendment No. 2 Effective Date, all interest, fees and other amounts accrued to the Amendment No. 2 Effective Date with respect to the Original Term Loans, whether or not such Original Term Loans are converted pursuant to this Amendment.

(l)    All other terms not described herein and relating to the New Term Loans shall be the same as the terms of the Initial Term Loans under the Credit Agreement as in effect immediately prior to the Amendment No. 2 Effective Date.

(m)    The obligation of each New Term Lender to make New Term Loans on the Amendment No. 2 Effective Date is subject to the satisfaction of the conditions to effectiveness set forth in Article IV hereof.

ARTICLE III

OTHER AMENDMENTS TO THE CREDIT AGREEMENT

Section 3.01    Other Amendments to the Credit Agreement. Effective as of the Amendment No. 2 Effective Date, the Credit Agreement is hereby amended as follows:

(a)    The following definitions are hereby added to Section 1.01 in the appropriate alphabetical order:

“Amendment No. 2” means Amendment No. 2 to this Agreement, dated as of March 24, 2017, among the Borrower, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent.”

“Amendment No. 2 Applicable Commitment Fee” means, as of any date, the applicable percentage per annum set forth below under the caption “Applicable Commitment Fee” based upon the Corporate Rating (as defined below) and the Family Rating (as defined below), respectively, applicable to the Borrower:

Applicable Commitment Fee
Pricing Level	Ratings	Applicable Commitment Fee
1	Corporate Rating of at least BBB- by S&P or Family Rating of at least Baa3 by Moody’s	0.15%
2	Corporate Rating of at least BB+ by S&P or Family Rating of at least Ba1 by Moody’s and not Pricing Level 1	0.20%
3	Corporate Rating of at least BB by S&P or Family Rating of at least Ba2 by Moody’s and not Pricing Level 1 or 2	0.25%
4	Corporate Rating below BB by S&P and Family Rating below Ba2 by Moody’s	0.30%”

“Amendment No. 2 Arrangers” means each of Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Bank PLC, UBS Securities LLC, U.S. Bank National Association, Sumitomo Mitsui Banking Corporation and Deutsche Bank Securities Inc., in their respective capacities as joint lead arrangers and or joint bookrunners under the Amendment No. 2 Engagement Letter.”

“Amendment No. 2 Effective Date” means March 24, 2017, the date on which the conditions precedent set forth in Section 4.01 of Amendment No. 2 were satisfied or waived.”

“Amendment No. 2 Engagement Letter” means the Engagement Letter, dated as of March 7, 2017, among the Amendment No. 2 Arrangers and the Borrower.”

“Amendment No. 2 Revolving Credit Loans” means the Loans made by the Amendment No. 2 Revolving Credit Lenders pursuant to their respective Amendment No. 2 Revolving Credit Commitments.”

“Amendment No. 2 Revolving Credit Commitment” means, in the case of each Amendment No. 2 Revolving Credit Lender, the amount set forth opposite such Amendment No. 2 Revolving Credit Lender’s name on Schedule I to Amendment No. 2 as such Amendment No. 2 Revolving Credit Lender’s “Amendment No. 2 Revolving Credit Commitment”. The aggregate principal amount of the Amendment No. 2 Revolving Credit Commitments as of the Amendment No. 2 Effective Date is $300,000,000.”

“Amendment No. 2 Revolving Credit Facility” means, at any time, the aggregate amount of the Amendment No. 2 Revolving Credit Lenders’ Amendment No. 2 Revolving Credit Commitments at such time.”

“Amendment No. 2 RCF Documentation Agents” means, solely for purposes of the Amendment No. 2 Revolving Credit Facility, each of Bank of America, N.A., Sumitomo Mitsui

Banking Corporation, Barclays Bank PLC, UBS AG, Stamford Branch, U.S. Bank National Association, Compass Bank and Deutsche Bank AG New York Branch.”

“Amendment No. 2 Revolving Credit Lender” means, at any time, any Lender that has an Amendment No. 2 Revolving Credit Commitment or holds an Amendment No. 2 Revolving Credit Loan at such time.”

“Amendment No. 2 Term Commitment” means, in the case of each Amendment No. 2 Term Lender, the amount set forth opposite such Amendment No. 2 Term Lender’s name on the Refinancing Term Loan Allocation Schedule (as defined in Amendment No. 2) maintained by the Administrative Agent. The aggregate amount of the Amendment No. 2 Term Commitments as of the Amendment No. 2 Effective Date is $350,000,000.”

“Amendment No. 2 Term Facility” means, at any time, the aggregate amount of Amendment No. 2 Term Loans of all Amendment No. 2 Term Lenders at such time.”

“Amendment No. 2 Term Lender” means, at any time, any Lender that has an Amendment No. 2 Term Commitment or holds an Amendment No. 2 Term Loan at such time.”

“Amendment No. 2 Term Loans” means the Loans made by the Amendment No. 2 Term Lenders pursuant to their respective Amendment No. 2 Term Commitments.”

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.”

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.”

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.”

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.”

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.”

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.”

“Financial Covenant Event of Default” has the meaning specified in Section 8.01(b).”

“L/C Commitment” means, with respect to each L/C Issuer, the commitment of such L/C Issuer to issue Letters of Credit pursuant to Section 2.03, as such commitment is set forth on Schedule 2.03.”

“Limited Condition Acquisition” means any acquisition by the Borrower or one or more of its Subsidiaries permitted hereunder whose consummation is not conditioned under the applicable acquisition agreement on the availability of, or on obtaining, third party financing.”

“Transformative Acquisition” means any acquisition or Investment by the Borrower or any Restricted Subsidiary that either (a) is not permitted by the terms of this Agreement prior to the consummation of such acquisition or Investment or (b) if permitted by the terms of this Agreement immediately prior to the consummation of such acquisition or Investment, would not provide the Borrower and the Restricted Subsidiaries with adequate flexibility hereunder for the continuation of the business following such consummation, as determined by the Borrower acting in good faith.”

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.”

(b)    The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the “and” at the end of clause “(a)” therein and adding new clauses (c) and (d) thereto to read in their entirety as follows:

“(c) with respect to the Amendment No. 2 Term Loans, 2.25% per annum for Eurodollar Rate Loans and 1.25% per annum for Base Rate Loans; and

(d) with respect to the Amendment No. 2 Revolving Credit Facility, as of any date, the applicable percentage per annum set forth below under the caption “Applicable Rate” based upon the Corporate Rating and the Family Rating, respectively, applicable to the Borrower:

Applicable Rate
Pricing Level	Ratings	Eurodollar Rate Loans	Base Rate Loans
1	Corporate Rating of at least BBB- by S&P or Family Rating of at least Baa3 by Moody’s	1.25%	0.25%
2	Corporate Rating of at least BB+ by S&P or Family Rating of at least Ba1 by Moody’s and not Pricing Level 1	1.50%	0.50%
3	Corporate Rating of at least BB by S&P or Family Rating of at least Ba2 by Moody’s and not Pricing Level 1 or 2	1.75%	0.75%
4	Corporate Rating of at least BB- by S&P or Family Rating of at least Ba3 by Moody’s and not Pricing Level 1, 2 or 3	2.00%	1.00%
5	Corporate Rating below BB- by S&P and Family Rating below Ba3 by Moody’s	2.25%	1.25%

(c)    The definition of “Defaulting Lender” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding “or a Bail-in Action” at the end of subclause (d)(i).

(d)    Clause (c) of the definition of “Disqualified Lenders” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the following words immediately before the semi-colon: “on the basis of its name”.

(e)    The last sentence of the definition of “Eurodollar Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Notwithstanding the foregoing, at no time shall the Eurodollar Rate for any purpose be less than 0.00% per annum.”

(f)    The definition of “Federal Funds Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the following sentence at the end of the definition:

“Notwithstanding the foregoing, at no time shall the Federal Funds Rate for any purpose be less than 0.00% per annum.”

(g)    The definition of “Guarantors” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the proviso therein.

(h)    The following definitions in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety as follows:

“Change of Control” means:

(a) any “person” or “group” (within the meaning of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act of 1934, except that for purposes of this clause (a) such person shall be deemed to have “beneficial ownership” of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of 51 % or more of the Voting Equity Interests of the Borrower (and taking into account all such securities that such “person” or “group” has the right to acquire pursuant to any option right) or (b) during the period of twelve (12) consecutive months, the board of directors of the Borrower shall cease to consist of a majority of Continuing Directors”

“Facility” means, the Initial Term Facility, the Amendment No. 2 Term Facility, any Incremental Term Facility, any other Tranche of Term Commitments or Term Loans, the Initial Revolving Credit Facility, the Amendment No. 2 Revolving Credit Facility, any other Tranche of Revolving Credit Commitments, the Letter of Credit Sublimit and any other Facility hereunder, as the context may require.”

“Incremental Amount” means, at any date of determination an amount not in excess of (x) the total of (A) $350,000,000 plus (B) the aggregate amount of voluntary prepayments of Loans (including purchases of the Loans by the Borrower and /or its Subsidiaries at or below par, in which case the amount of voluntary prepayments of Loans shall be deemed not to exceed the actual purchase price in cash of such Loans below par, and in the case of any Loans that are not Term Loans, a corresponding permanent commitment reduction, in each case except to the extent financed with the incurrence of Consolidated Funded Senior Secured Indebtedness) minus (C) the sum of (i) the aggregate principal amount of any Revolving Facility Increase, Term Facility Increase or any Incremental Commitment pursuant to Section 2.14, 2.15 or 2.16 in each case incurred in reliance on this clause (x), plus (ii) the aggregate principal amount of any issuance or incurrence of Incremental Equivalent Debt pursuant to Section 2.17 in each case incurred in reliance on this clause (x) plus (y) on such date, the maximum aggregate principal amount that can be incurred without causing the Borrower not to be in Pro Forma Compliance (after giving effect to the incurrence of such Indebtedness and the use of proceeds thereof) with the Maximum Senior Secured Net Leverage Requirement; provided that, (1) the calculation of the Maximum Senior Secured Net Leverage Requirement shall not take into account any Loans under any Revolving Facility Increase, Term Facility Increase or any Incremental Commitment pursuant to Section 2.14, 2.15 or 2.16 made under clause (x)(A) and/or (x)(B) concurrently with Loans made in reliance on clause (y), (2) if Pro Forma Effect is given to the entire committed amount of any such Indebtedness, such committed amount may thereafter be borrowed and reborrowed, in whole or in part, from time to time, without further compliance with this definition and (3) any such Indebtedness may only be incurred under clause (y) when there is no capacity to incur such Indebtedness under clause (x).”

“Letter of Credit Expiration Date” means the day that is five (5) Business Days prior to the scheduled Maturity Date then in effect for the Revolving Credit Facility (or, if such day is not a Business Day, the next preceding Business Day); provided that, as to any L/C Issuer, the Letter of Credit Expiration Date shall not, without the prior written consent of such L/C Issuer in accordance with the provisions hereof, be later than the day that is five (5) Business Days prior to the Scheduled Maturity Date of the Amendment No. 2 Revolving Credit Facility as of the Amendment No. 2 Effective Date, except for any Letter of Credit for which the Borrower has agreed to provide Cash Collateral, or otherwise backstop (with a letter of credit on customary terms) to the applicable L/C Issuer’s and the Administrative Agent’s reasonable satisfaction, on or prior to the fifth Business Day preceding the Scheduled Maturity Date of the Amendment No. 2 Revolving Credit Facility as of the Amendment No. 2 Effective Date.”

“Loan Documents” means, collectively, (i) this Agreement, (ii) Amendment No. 1, (iii) Amendment No. 2, (iv) the Notes, (v) the Guaranty, (vi) the Collateral Documents, (vii) any Pari Passu Intercreditor Agreement and any Other Intercreditor Agreement, (viii) any Extension Amendment, (ix) any joinder agreement entered into pursuant to Section 2.14, 2.15 or 2.16, (x) any Refinancing Amendment and (xi) any letter of credit application, and any other document, agreement and instrument entered into by any L/C Issuer and the Borrower (or any Restricted Subsidiary) or in favor of such L/C Issuer and relating to such Letter of Credit; but specifically excluding Secured Hedge Agreements and Secured Cash Management Agreements.”

“Maturity Date” means: (a) (i) with respect to the Initial Revolving Credit Facility, the earlier of (x) April 9, 2019 and (y) the date of termination in whole of the Initial Revolving Credit Commitments (including in respect of L/C Credit Extensions) pursuant to Section 2.06(a) or 8.02 and (ii) with respect to the Amendment No. 2 Revolving Credit Facility, the earlier of (x) March 24, 2022 and (y) the date of termination in whole of the Amendment No. 2 Revolving Credit Commitments (including in respect of L/C Credit Extensions) pursuant to Section 2.06(a) or 8.02, (b) (i) with respect to the Initial Term Facility, the earliest of (x) April 9, 2021, (y) the date of termination in whole of the Initial Term Commitments pursuant to Section 2.06(a) prior to any Term Borrowing and (z) the date that the Initial Term Loans are declared due and payable pursuant to Section 8.02 and (ii) with respect to the Amendment No. 2 Term Facility, the earliest of (x) March 24, 2024 and (y) the date that the Amendment No. 2 Term Loans are declared due and payable pursuant to Section 8.02, (c) with respect to any Tranche of Extended Term Loans or

Extended Revolving Commitments, the final maturity date as specified in the applicable Extension Amendment, (d) with respect to any Specified Refinancing Term Loans or Specified Refinancing Revolving Credit Commitments, the final maturity date as specified in the applicable Refinancing Amendment, (e) with respect to any Incremental Term Facility, the final maturity date as specified in the applicable amendment to this Agreement in respect of such Facility and (f) with respect to any Tranche of Loans or Commitments modified pursuant to a Loan Modification, the final maturity date as specified in the applicable amendment to this Agreement in respect of such modified Loan or Commitment; provided, in each case, that if such day is not a Business Day, the applicable Maturity Date shall be the Business Day immediately succeeding such day.”

“Maximum Senior Secured Net Leverage Requirement” means, with respect to any incurrence, issuance or assumption of Indebtedness pursuant to clause (y) of the definition of Incremental Amount, the requirement that, on a Pro Forma Basis, on the date of determination after giving effect to such incurrence, issuance or assumption of Indebtedness, and the use of the proceeds thereof (but without giving effect to any unrestricted cash and Cash Equivalents of the Borrower and the Restricted Subsidiaries that will be received from the proceeds of such Indebtedness), the Total Senior Secured Net Leverage Ratio as of the end of the Test Period shall not exceed 2.50:1.00 (it being understood that if Pro Forma Effect is given to the entire committed amount of any such Indebtedness, such committed amount may thereafter be borrowed and reborrowed, in whole or in part, from time to time, without further compliance with this “Maximum Senior Secured Net Leverage Requirement”); provided that, solely for the purpose of calculating the Total Senior Secured Net Leverage Ratio pursuant to this definition, (i) all commitments with respect to the relevant Revolving Facility Increase, Term Facility Increase, Incremental Commitments or Incremental Equivalent Debt, as applicable, shall be deemed to be fully drawn, (ii) any Incremental Equivalent Debt issued or incurred pursuant to Section 2.17 shall be deemed to constitute Consolidated Funded Senior Secured Indebtedness without regard to the requirements set forth in the definition thereof; and (iii) any proceeds of such Indebtedness shall not qualify as “unrestricted cash or Cash Equivalents” of the Borrower and the Restricted Subsidiaries for the purposes of calculating the Total Senior Secured Net Leverage Ratio for the purposes of this definition.

“Repricing Transaction” means (a) the incurrence of any Indebtedness by the Borrower or any of its Subsidiaries (including any new or additional term loans under this Agreement) the primary purpose of which is to reduce the yield of the Amendment No. 2 Term Loans (or any other new term loans that the Administrative Agent and the Borrower agree shall be subject to the provisions hereof), (i) having an effective interest rate margin or weighted average yield (as reasonably determined by the Administrative Agent consistent with generally accepted financial practices in consultation with the Borrower, after giving effect to, among other factors, interest rates, margins, upfront or similar fees, recurring periodic fees in substance equivalent to interest, original issue discount or Eurodollar Rate or Base Rate floors shared with all lenders or holders thereof, but excluding the effect of any arrangement, commitment, underwriting, structuring, syndication or similar fees payable in connection therewith that are not shared with all lenders or holders thereof) that is less than the effective interest rate margin for, or weighted average yield (as reasonably determined by the Administrative Agent in consultation with the Borrower on the same basis) of, the Amendment No. 2 Term Loans (or any other new term loans that the Administrative Agent and the Borrower agree shall be subject to the provisions hereof) and (ii) the proceeds of which are used to prepay or repay, in whole or in part, principal of the Amendment No. 2 Term Loans (including by converting all or any portion of the Amendment No. 2 Term Loans into such Indebtedness) and (b) any amendment, waiver or other modification to this Agreement which would have the effect of and the primary purpose of which would be reducing the effective interest rate margin for, or weighted average yield (as reasonably determined by the

Administrative Agent in consultation with the Borrower on the same basis) of, the Amendment No. 2 Term Loans (or any other new term loans that the Administrative Agent and the Borrower agree shall be subject to the provisions hereof) (other than, in each case, any such transaction or amendment or modification accomplished together with the substantially concurrent refinancing of all Facilities hereunder in connection with a Change of Control or a Transformative Acquisition).”

“Revolving Credit Commitment” means, as to each applicable Revolving Credit Lender, (i) its Initial Revolving Credit Commitment, if any, (ii) its Amendment No. 2 Revolving Credit Commitment, if any, (iii) its Specified Refinancing Revolving Credit Commitment, if any, (iv) its Extended Revolving Commitment, if any, (v) its Revolving Credit Commitment with the same terms and conditions modified on the same day pursuant to a Loan Modification, if any, and (vi) without duplication of the foregoing, its commitment to provide Revolving Credit Loans in connection with a Revolving Facility Increase, if any, in each case as the context may require.”

“Revolving Credit Loan” means Initial Revolving Credit Loans, Amendment No. 2 Revolving Credit Loans, Extended Loans under an Extended Revolving Commitment and Specified Refinancing Revolving Loans (other than Term Loans) with the same terms and conditions modified on the same day pursuant to a Loan Modification, as the context may require.”

“S & P” means S&P Global Ratings or any successor thereto.”

“Term Commitment” means, as to each applicable Term Lender, (i) its Initial Term Commitment, if any, (ii) its Amendment No. 2 Term Commitment, if any, (iii) its Incremental Commitment in the form of an Incremental Term Facility, if any, (iv) its Specified Refinancing Term Commitment, if any, (v) its commitment to provide Extended Term Loans, if any, (vi) its commitment to provide Term Loans with the same terms and conditions modified on the same day pursuant to a Loan Modification, if any, and (vii) without duplication of the foregoing, its commitment to provide Term Loans in connection with a Term Facility Increase, if any, in each case as the context may require.”

“Term Loan” means an Initial Term Loan, an Amendment No. 2 Term Loan, an Incremental Term Loan, an Extended Term Loan, a Specified Refinancing Term Loan or a Term Loan modified pursuant to Loan Modification, as the context may require.”

“Tranche” (a) with respect to Term Loans or Term Commitments, refers to whether such Term Loans or Term Commitments are (1) Initial Term Loans or Initial Term Commitments, (2) Amendment No. 2 Term Loans or Amendment No. 2 Term Commitments, (3) Incremental Term Facilities or Incremental Term Loans with the same terms and conditions made on the same day, (4) Extended Term Loans or Extended Term Tranches (of the same series), (5) Specified Refinancing Term Loans or Specified Refinancing Term Commitments (of the same series) or (6) Term Loans or Term Commitments with the same terms and conditions modified on the same day pursuant to a Loan Modification and (b) with respect to Revolving Credit Loans or Revolving Credit Commitments, refers to whether such Revolving Credit Loans or Revolving Credit Commitments are (1) Initial Revolving Credit Commitments or Initial Revolving Credit Loans, (2) Amendment No. 2 Revolving Credit Commitments or Amendment No. 2 Revolving Credit Loans, (3) Extended Revolving Commitments or Extended Loans under such Extended Revolving Commitment (of the same series), (4) Specified Refinancing Revolving Loans or Specified Refinancing Revolving Credit Commitments (of the same series) or (5) Revolving Credit Loans or Revolving Credit Commitments with the same terms and conditions modified on the same day pursuant to a Loan Modification.”

(i)    The following definitions set forth in Section 1.01 of the Credit Agreement are hereby deleted: “Parent”, “Successor Borrower”, “Successor Borrower Total Net Leverage Ratio” and “Successor Borrower Total Net Leverage Requirement”.

(j)    Clause (a) of Section 1.12 of the Credit Agreement is hereby amended by relabeling clauses (iii) and (iv) as (iv) and (v), respectively, and inserting a new clause (iii) immediately after clause (ii) as follows: “(iii) the Amendment No. 2 Applicable Commitment Fee,”.

(k)    The following new Section 1.14 is hereby added to the Credit Agreement:

“Section 1.14 Limited Condition Acquisitions. In the case of the incurrence of any Indebtedness or Liens or the making of any Permitted Acquisitions or other Investments, in connection with a Limited Condition Acquisition, at the Borrower’s option, the relevant ratios, baskets (including the applicable Test Period used to determine the basket under Sections 2.14, 2.15, 2.16 and 2.17), shall be tested, as of the date the definitive acquisition agreements for such Limited Condition Acquisition are entered into and calculated as if the Limited Condition Acquisition and other pro forma events in connection therewith were consummated on such date on a Pro Forma Basis; provided that if the Borrower has made such an election, in connection with the calculation of any ratio or basket with respect to the incurrence of Indebtedness or Liens, or the making of any Permitted Acquisition or other Investments on or following such date and prior to the earlier of the date on which such Limited Condition Acquisition is consummated or the definitive agreement for such Limited Condition Acquisition is terminated, any ratio or basket shall be calculated (x) on a pro forma basis assuming such Limited Condition Acquisition and other pro forma events in connection therewith (including any incurrence, repayment or redemption of Indebtedness) have been consummated and (y) for Restricted Payments and prepayments of Junior Financing and Unsecured Financing only, without giving effect to such Limited Condition Acquisition.”

(l)    Clause (a) of Section 2.01 of the Credit Agreement is hereby amended by renumbering the first paragraph thereto to “(a)(i)” and adding a new subclause (ii) to read in its entirety as follows:

“(ii) Subject to the terms and conditions set forth in Amendment No. 2, each Amendment No. 2 Term Lender severally agrees to make a single loan denominated in Dollars to the Borrower on the Amendment No. 2 Effective Date in an aggregate amount not to exceed such Amendment No. 2 Term Lender’s Amendment No. 2 Term Commitment. Amounts borrowed under this Section 2.01(a)(ii) and subsequently repaid or prepaid may not be reborrowed. Amendment No. 2 Term Loans may be Base Rate Loans or Eurodollar Rate Loans as further provided herein. The Amendment No. 2 Term Commitments shall automatically terminate upon the making of the Amendment No. 2 Term Loans on the Amendment No. 2 Effective Date.”

(m)    Clause (b) of Section 2.01 of the Credit Agreement is hereby amended by renumbering the first paragraph thereto to “(b)(i)” and adding a new subclause (ii) to read in its entirety as follows:

“(ii) Subject to the terms and conditions set forth herein, each Amendment No. 2 Revolving Credit Lender severally agrees to make loans denominated in Dollars or an Alternate Currency to the Borrower from time to time on or after the Amendment No. 2 Effective Date, on any Business Day until and excluding the Business Day preceding the

Maturity Date for the Amendment No. 2 Revolving Credit Facility, in an aggregate amount not to exceed at any time outstanding the amount of such Amendment No. 2 Revolving Credit Lender’s Amendment No. 2 Revolving Credit Commitment; provided, however, that after giving effect to any Borrowing of Amendment No. 2 Revolving Credit Loans, (i) the Total Revolving Credit Outstandings applicable to the Amendment No. 2 Revolving Credit Facility shall not exceed the Amendment No. 2 Revolving Credit Facility and (ii) the aggregate Outstanding Amount of the Amendment No. 2 Revolving Credit Loans of any Lender (excluding any exposure under outstanding Swing Line Loans), plus such Lender’s Pro Rata Share (under the Amendment No. 2 Revolving Credit Facility) of the Outstanding Amount of all L/C Obligations (applicable to the Amendment No. 2 Revolving Credit Facility), plus such Lender’s Pro Rata Share (under the Amendment No. 2 Revolving Credit Facility) of the Outstanding Amount of all Swing Line Loans, shall not exceed such Lender’s Amendment No. 2 Revolving Credit Commitment. Within the limits of each Lender’s Amendment No. 2 Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01(b)(ii), prepay under Section 2.05, and reborrow under this Section 2.01(b)(ii). Amendment No. 2 Revolving Credit Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein; provided that any Amendment No. 2 Revolving Credit Loans denominated in an Alternate Currency shall be Eurodollar Rate Loans. If at the time of any Borrowing of Amendment No. 2 Revolving Credit Loans (including any deemed Borrowing of Amendment No. 2 Revolving Credit Loans made pursuant to Section 2.03) there shall be more than one Tranche of Amendment No. 2 Revolving Credit Commitments, such Borrowing shall be allocated pro rata among such Tranches.”

(n)    Subclause (a)(i) of Section 2.03 of the Credit Agreement is hereby amended by relabeling clauses (x), (y) and (z) as (w), (x) and (y), respectively, and inserting a new clause (z) immediately thereafter as follows: “or (z) the Outstanding Amounts of all L/C Obligations with respect to Letters of Credit issued by such L/C Issuer would exceed such L/C Issuer’s Commitment”.

(o)    Subclause (a)(ii)(C) of Section 2.03 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(C) the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless the applicable L/C Issuer and all the Revolving Credit Lenders have approved such expiry date, except for any Letter of Credit for which the Borrower has agreed to provide Cash Collateral, or otherwise backstop (with a letter of credit on customary terms) to the applicable L/C Issuer’s and the Administrative Agent’s reasonable satisfaction, on or prior to the fifth Business Day preceding the Scheduled Maturity Date of the Amendment No. 2 Revolving Credit Facility as of the Amendment No. 2 Effective Date;”

(p)    Clause (a) of Section 2.04 of the Credit Agreement is hereby amended by renumbering the first paragraph thereto to “(a)(i)” and adding a new subclause (ii) to read in its entirety as follows:

“(ii) On any Business Day until and excluding the Business Day preceding the Maturity Date for the Amendment No. 2 Revolving Credit Facility, subject to the terms and conditions hereof, the Swing Line Lender agrees to make Swing Line Loans to the Borrower, in the aggregate amount up to but not exceeding the Swing Line Sublimit; provided that the Swing Line Lender shall not make any Swing Line Loans if, as of the date of and after giving effect to such Swing Line Loan the Total Revolving Credit

Outstandings would exceed the aggregate Amendment No. 2 Revolving Credit Facility; provided that, after giving effect to any Swing Line Loan, the aggregate Outstanding Amount of the Amendment No. 2 Revolving Credit Loans of any Lender (excluding any exposure under outstanding Swing Line Loans), plus such Lender’s Pro Rata Share (under the Amendment No. 2 Revolving Credit Facility) of the Outstanding Amount of all L/C Obligations (applicable to the Amendment No. 2 Revolving Credit Facility), plus such Lender’s Pro Rata Share (under the Amendment No. 2 Revolving Credit Facility) of the Outstanding Amount of all Swing Line Loans, shall not exceed such Lender’s Amendment No. 2 Revolving Credit Commitment. Amounts borrowed pursuant to this Section 2.04 may be repaid and reborrowed prior to the Maturity Date for the Amendment No. 2 Revolving Credit Facility. The Swing Line Lender’s Commitment to make Swing Line Loans shall expire on the latest Maturity Date with respect to the Amendment No. 2 Revolving Credit Facility and all Swing Line Loans and all other amounts owed hereunder with respect to the Swing Line Loans shall be paid in full no later than such date. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04.”

(q)    Subclause (a)(iii) of Section 2.05 of the Credit Agreement is hereby amended by replacing the reference to “Amendment No. 1 Effective Date” thereto with “Amendment No. 2 Effective Date”.

(r)    Clause (b) of Section 2.06 of the Credit Agreement is hereby amended by adding a new subclause (vi) immediately after subclause (v) to read in its entirety as follows:

“(vi) The aggregate Amendment No. 2 Revolving Credit Commitments shall automatically and permanently be reduced to zero on the Maturity Date with respect to the Amendment No. 2 Revolving Credit Facility.”

(s)    Clause (a) of Section 2.07 of the Credit Agreement is hereby amended by renumbering the first paragraph thereto “(a)(i)” and adding a new subclause (ii) immediately after the table thereto to read in its entirety as follows:

“(ii) The Amendment No. 2 Term Facility shall not be subject to amortization prior to the Maturity Date of the Amendment No. 2 Term Facility.”

(t)    Clause (b) of Section 2.07 of the Credit Agreement is hereby amended by renumbering the first paragraph thereto to “(b)(i)” and a new subclause (ii) to read in its entirety as follows:

“(ii) The Borrower shall repay to the Amendment No. 2 Revolving Credit Lenders on the Maturity Date for the Amendment No. 2 Revolving Credit Facility the aggregate principal amount of all Amendment No. 2 Revolving Credit Loans outstanding on such date.”

(u)    Clause (a) of Section 2.09 of the Credit Agreement is hereby amended by renumbering the first paragraph thereto to “(a)(i)” and adding a new subclause (ii) to read in its entirety as follows:

“(ii) The Borrower shall pay to the Administrative Agent for the account of each Amendment No. 2 Revolving Credit Lender in accordance with its Pro Rata Share of the Amendment No. 2 Revolving Credit Facility, a commitment fee equal to the Amendment

No. 2 Applicable Commitment Fee multiplied by the actual daily amount by which the aggregate Amendment No. 2 Revolving Credit Commitments exceed the sum of (A) the Outstanding Amount of Amendment No. 2 Revolving Credit Loans and (B) the Outstanding Amount of L/C Obligations, subject to adjustment as provided in Section 2.20. The commitment fee under the Amendment No. 2 Revolving Credit Facility shall accrue at all times from the Amendment No. 2 Effective Date until the Maturity Date for the Amendment No. 2 Revolving Credit Facility, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the last Business Day of the first full fiscal quarter to end following the Amendment No. 2 Effective Date, and on the Maturity Date for the Amendment No. 2 Revolving Credit Facility.”

(v)    Clause (b) of Section 2.09 of the Credit Agreement is hereby amended by adding a new subclause “(v)” to read in its entirety as follows:

“(v) The Borrower shall pay, on the Amendment No. 2 Effective Date, in the case of Lenders under the Amendment No. 2 Revolving Credit Facility, the fees agreed to by the Borrower and the Amendment No. 2 Arrangers pursuant to the Amendment No. 2 Engagement Letter.”

(w)    Subclauses (e)(iv) and (v) of Section 2.14 of the Credit Agreement are hereby amended and restated in their entirety as follows:

“(iv) the Borrower shall have delivered a certificate of the Borrower dated as of the Revolving Credit Increase Effective Date signed by a Responsible Officer of the Borrower certifying that the conditions precedent set forth in subclauses (i) and (ii) have been satisfied and , that the Borrower is in Pro Forma Compliance with the Maximum Senior Secured Net Leverage Requirement, to the extent applicable, and, subject to the proviso in subclause (v) of this clause (e), the financial covenant set forth in Section 7.11, (v) the Borrower shall be in Pro Forma Compliance with the Maximum Senior Secured Net Leverage Requirement, to the extent applicable, and the financial covenant set forth in Section 7.11 (such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b) (or, prior to the first delivery thereof, on the basis of the financial information set forth in the Borrower’s most recent filed Form 10-K)) as though such incurrence or acquisition had been consummated as of the first day of the applicable Test Period); provided that, in the case of a Revolving Facility Increase incurred to finance a Permitted Acquisition, such compliance with the financial covenant set forth in Section 7.11 may, at the election of the Borrower, be measured at the time immediately preceding the date on which a definitive agreement with respect to such Permitted Acquisition is entered into between the Borrower or any Restricted Subsidiary and the sellers with respect thereto (it being understood that such election shall have been made on or prior to the date of such definitive agreement),”

(x)    Subclauses (e)(iv) and (v) of Section 2.15 of the Credit Agreement are hereby amended and restated in their entirety as follows:

“(iv) the Borrower shall have delivered a certificate of the Borrower dated as of the Term Increase Effective Date signed by a Responsible Officer of the Borrower certifying that the conditions precedent set forth in subclauses (i) and (ii) have been satisfied and, that the Borrower is in Pro Forma Compliance with the Maximum Senior Secured

Net Leverage Requirement, to the extent applicable, and, subject to the proviso in subclause (v) of this clause (e), the financial covenant set forth in Section 7.11, (v) the Borrower shall be in Pro Forma Compliance with the Maximum Senior Secured Net Leverage Requirement, to the extent applicable, and the financial covenant set forth in Section 7.11 (such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b) (or, prior to the first delivery thereof, on the basis of the financial information set forth in the Borrower’s most recent filed Form 10-K) as though such incurrence or acquisition had been consummated as of the first day of the applicable Test Period); provided that, in the case of a Term Facility Increase incurred to finance a Permitted Acquisition, such compliance with the financial covenant set forth in Section 7.11 may, at the election of the Borrower, be measured at the time immediately preceding the date on which a definitive agreement with respect to such Permitted Acquisition is entered into between the Borrower or any Restricted Subsidiary and the sellers with respect thereto (it being understood that such election shall have been made on or prior to the date of such definitive agreement),”

(y)    Subclause (d)(iv) of Section 2.16 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(iv) the Borrower shall have delivered a certificate of the Borrower dated as of the Incremental Commitment Effective Date signed by a Responsible Officer of the Borrower certifying that the conditions precedent set forth in subclauses (i), (ii) and (vi) have been satisfied and, subject to the proviso in subclause (vi) of this clause (d), that the Borrower is in Pro Forma Compliance with the Maximum Senior Secured Net Leverage Requirement, to the extent applicable, and the financial covenant set forth in Section 7.11,”

(z)    Subclause (d)(vi) of Section 2.16 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(vi) the Borrower shall be in Pro Forma Compliance with the Maximum Senior Secured Net Leverage Requirement, to the extent applicable, and the financial covenant set forth in Section 7.11 (such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b) (or, prior to the first delivery thereof, on the basis of the financial information set forth in the Borrower’s most recent filed Form 10-K) as though such incurrence or acquisition had been consummated as of the first day of the applicable Test Period); provided that, in the case of an Incremental Commitment incurred to finance a Permitted Acquisition, such compliance with the financial covenant set forth in Section 7.11 may, at the election of the Borrower, be measured at the time immediately preceding the date on which a definitive agreement with respect to such Permitted Acquisition is entered into between the Borrower or any Restricted Subsidiary and the sellers with respect thereto (it being understood that such election shall have been made on or prior to the date of such definitive agreement), and”

(aa)    Subclause (e)(vi) of Section 2.16 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(vi)    the All-In Yield applicable to the Incremental Term Loans of each Tranche shall be determined by the Borrower and the applicable New Lenders and shall be set forth in each applicable joinder agreement; provided that, at any time on or prior to the twelve month anniversary of the Amendment No. 2 Effective Date, with respect to any Incremental Term Loans of any Tranche secured on a pari passu basis in right of payment and security with the Obligations, the All-In Yield applicable to such Incremental Term Loans shall not be greater than the applicable All-In Yield payable pursuant to the terms of this Agreement as amended through the date of such calculation with respect to Amendment No. 2 Term Loans plus 50 basis points per annum unless the interest rate (together with, as provided in the proviso below, the Eurodollar Rate or Base Rate floor) with respect to the Amendment No. 2 Term Loans is increased so as to cause the then applicable All-In Yield under this Agreement on the Amendment No. 2 Term Loans to equal the All-In Yield then applicable to the Incremental Term Loans, minus 50 basis points; provided that any increase in All-In Yield to any existing Amendment No. 2 Term Loan due to the application of a Eurodollar Rate or Base Rate floor on any Incremental Term Loan shall be effected solely through an increase in (or implementation of, as applicable) any Eurodollar Rate or Base Rate floor applicable to such existing Amendment No. 2 Term Loan; and”

(bb)    Subclause (b)(i) of Section 2.17 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(i) the Borrower shall deliver to the Administrative Agent a certificate of the Borrower dated as of the date of issuance or incurrence of the Incremental Equivalent Debt signed by a Responsible Officer of the Borrower certifying that the conditions precedent set forth in the following clauses (ii) through (viii) have been satisfied and, if applicable, that the Borrower is in Pro Forma Compliance with the Maximum Senior Secured Net Leverage Requirement, to the extent applicable, and the financial covenant set forth in Section 7.11; provided that, in the case of Incremental Equivalent Debt incurred to finance a Permitted Acquisition, such compliance with the financial covenant set forth in Section 7.11 may, at the election of the Borrower, be measured at the time immediately preceding the date on which a definitive agreement with respect to such Permitted Acquisition is entered into between the Borrower or any Restricted Subsidiary and the sellers with respect thereto (it being understood that such election shall have been made on or prior to the date of such definitive agreement),”

(cc)    Section 2.20(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(b)    If the Borrower, the Administrative Agent and each L/C Issuer agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase that portion of the applicable outstanding Loans of the other Lenders under each relevant Tranche at par or take such other actions as the Administrative Agent may reasonably determine to be necessary to cause the Amendment No. 2 Revolving Credit Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held on a pro rata basis by the Amendment No. 2 Revolving Credit Lenders in accordance with their ratable shares (without giving effect to Section 2.20(a)(iv)), whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided further, that subject to Section 10.26, except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender having been a Defaulting Lender.”

(dd)    Clause (b) of Section 6.07 of the Credit Agreement is hereby amended by adding the following sentence at the end of the clause:

“In connection with any amendment to this Agreement pursuant to which any increase, extension, or renewal of Loans is contemplated, the Borrower shall cause to be delivered to the Administrative Agent for any Mortgaged Property, a completed “life of the loan” Federal Emergency Management Agency Standard Flood Hazard Determination, duly executed and acknowledged by the appropriate Loan Parties, in each case, to the extent not previously delivered by the Borrower to the Administrative Agent pursuant to Section 6.12(a)(vi) hereof.”

(ee)    Section 6.12 of the Credit Agreement is hereby amended by adding a new clause (e) thereto at the end of (d) therein to read in its entirety as follows:

“(e)    Notwithstanding anything to the contrary in this Section 6.12 or any other provision of any Loan Document, with respect to any real property that becomes Material Real Property after the Amendment No.2 Effective Date, the applicable Loan Party shall not pledge (and shall not be required to pledge) such Material Real Property until (i) at least 45 days have passed since the Borrower has provided written notice to the Administrative Agent and the Lenders of the acquisition of such Material Real Property (provided that, for the avoidance of doubt, the applicable Loan Party shall not be required to pledge such Material Real Property prior to the time set forth in Section 6.12(a)) and (ii) the Administrative Agent has confirmed that flood insurance due diligence and flood insurance compliance in accordance with Section 6.07(b) hereof has been completed.”

(ff)    Clause (pp) of Section 7.01 of the Credit Agreement is hereby amended by replacing the reference to “$15,000,000” therein with “$50,000,000”.

(gg)    Claus (kk) of Section 7.02 of the Credit Agreement is hereby amended by replacing the reference to “1.25:1.00” therein with “1.50:1.00”.

(hh)    Subclause (g)(i) of Section 7.03 of the Credit Agreement is hereby amended by (i) replacing the reference to “$40,000,000” therein with “$75,000,000” and (ii) replacing the reference to “1.00%” thereto with “3.00%”.

(ii)    The provisos in clause (o) of Section 7.03 of the Credit Agreement are hereby amended and restated in their entirety as follows:

“provided that (i) such Indebtedness is not incurred in contemplation of such Permitted Acquisition or Investment, and (ii) such Indebtedness shall not exceed $500,000,000 at any time outstanding.”

(jj)    Clause (h) of Section 7.04 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(h)    [Reserved].”

(kk)    Clause (l) of Section 7.06 of the Credit Agreement is hereby amended by replacing the reference to “1.25:1.00” therein with “1.50:1.00”.

(ll)    Section 7.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 7.11    Financial Covenant. Solely with respect to the Amendment No. 2 Revolving Credit Facility, permit the Total Net Leverage Ratio as of the last day of a Test Period (commencing with the first fiscal quarter ending after the Amendment No. 2 Effective Date) to exceed 3.00:1.00.”

(mm)    Section 7.13 of the Credit Agreement is hereby amended by replacing the reference to “1.25:1.00” therein with “1.50:1.00”.

(nn)    Clause (a) of Section 7.14 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a)    During any period of time that (i) both the Corporate Rating and the Family Rating, respectively, applicable to the Borrower are Investment Grade Ratings (an “Investment Grade Ratings Designation”); and (ii) no Event of Default has occurred and is continuing at the time of such Investment Grade Ratings Designation, the Borrower and the Restricted Subsidiaries will not be subject to the following Sections of this Agreement: Section 7.02, Section 7.03, Section 7.05, Section 7.06, Section 7.08, Section 7.09 and Section 7.13 (collectively, the “Suspended Covenants”).”

(oo)    Clause (b) of Section 8.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(b) Specific Covenants. The Borrower fails to perform or observe any term, covenant or agreement contained in any of Sections 6.03(a), 6.05(a) (solely with respect to the Borrower) or 6.11 or in any Section of Article VII; provided, that a Default by the Borrower under Section 7.11 (a “Financial Covenant Event of Default”) shall not constitute an Event of Default with respect to any Tranche of Term Loans unless and until the Required Revolving Lenders shall have terminated their Revolving Credit Commitments and declared all amounts outstanding under the Revolving Credit Facility to be due and payable; provided, however, that if the Required Revolving Lenders irrevocably rescind such termination and acceleration in a writing delivered to the Administrative Agent, the Financial Covenant Event of Default shall automatically cease to constitute an Event of Default with respect to any Tranche of Term Loans from and after such date; or”

(pp)    The first paragraph of clause (h) of Section 10.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(h)    (i) amend or otherwise modify Section 7.11 (or for purposes of determining compliance with Section 7.11, any defined term used therein), (ii) waive or consent to any Default or Event of Default resulting from a breach of Section 7.11 or (iii) alter the rights or remedies of Required Revolving Lenders arising pursuant to Article VIII as a result of a breach of Section 7.11, in each case, without the written consent of the Required Revolving Lenders;”

(qq)    The third from last paragraph of clause (h) of Section 10.01 of the Credit Agreement is hereby amended by deleting the comma immediately after the last word in clause (a), adding the word “and” immediately prior to clause (b), deleting the word “and” at the end of clause (b) and deleting clause (c) in its entirety.

(rr)    Clause (d) of Section 10.07 is hereby amended by adding a new paragraph at the end thereof to read in its entirety as follows:

“Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. The portion of any Participant Register relating to any Participant or SPC requesting payment from the Borrower or seeking to exercise its rights under Section 10.09 shall be available for inspection by the Borrower or any other Person only to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.”

(ss)    Section 10.17 of the Credit Agreement is hereby amended by deleting the parenthetical therein.

(tt)    Section 10.18 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 10.18    No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges and agrees that it has informed its Affiliates, that: (i) (A) no fiduciary, advisory or agency relationship between the Borrower and its Subsidiaries and any Agent, Arranger or Lender is intended to be or has been created in respect of any of the transactions contemplated hereby and by the other Loan Documents, irrespective of whether any Agent, Arranger or Lender has advised or is advising the Borrower and its Subsidiaries on other matters, (B) the arranging and other services regarding this Agreement provided by the Agents, Arrangers and Lenders are arm’s-length commercial transactions between the Borrower and its Subsidiaries, on the one hand, and the Agents, Arrangers and Lenders, on the other hand, (C) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (D) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) each Agent, Arranger and Lender is and has been acting solely as a principal and, except as may otherwise be expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person and (B) no Agent, Arranger or Lender has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Agents, Arrangers and Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and no Agent, Arranger or Lender has any obligation to disclose any of such interests and transactions to the Borrower or any of its Affiliates. To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it may have against the Agents, Arrangers and Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.”

(uu)    Section 10.24 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 10.24    [Reserved].”

(vv)    The following new Section 10.26 is hereby added to the Credit Agreement:

“Section 10.26    Acknowledgement and Consent to Bail-In of EEA Financial Institutions.

Solely to the extent any Lender or any L/C Issuer that is an EEA Financial Institution is a party to this Agreement and notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender or L/C Issuer that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)	the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender or L/C Issuer that is an EEA Financial Institution; and

(b)	the effects of any Bail-in Action on any such liability, including, if applicable:

(i)	a reduction in full or in part or cancellation of any such liability;

(ii)	a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)	the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”

(ww)    The Credit Agreement is hereby further amended by adding a new Schedule 2.03, to read in its entirety as outlined in Schedule II hereof.

(xx)    The first sentence of Section 9.13 of the Credit Agreement is hereby amended and restated as the following:

“None of the Lenders, the Arrangers, the Amendment No. 2 Arrangers, the Amendment No. 2 RCF Documentation Agents or other Persons identified on the facing page or signature pages of this Amendment as a “joint lead arranger,” or “joint bookrunner” shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such.”

ARTICLE IV

CONDITIONS TO EFFECTIVENESS

Section 4.01 Conditions to Effectiveness of this Amendment. This Amendment shall become effective on the first date (such date, the “Amendment No. 2 Effective Date”) when each of the following conditions precedent have been fulfilled to the reasonable satisfaction of (or waived by) the Administrative Agent:

(a)    Execution and Delivery of this Amendment. The Administrative Agent shall have received from the Borrower, each Guarantor party hereto, each New Revolving Credit Lender, each New Term Lender, the Required Lenders and the Administrative Agent, duly executed counterparts of this Amendment.

(b)    Borrowing Request. The Administrative Agent shall have received from the Borrower a Committed Loan Notice in substantially the form of Exhibit A-1 to the Credit Agreement in accordance with the terms of the Credit Agreement.

(c)    Secretary’s Certificates. The Administrative Agent shall have received (i) a certificate of good standing with respect to each of the Loan Parties and (ii) a certificate executed by a Responsible Officer of each of the Loan Parties dated the Amendment No. 2 Effective Date, substantially in the form of the certificate delivered in connection with Amendment No. 1, certifying as to the incumbency and specimen signature of each officer executing this Amendment or any other document delivered in connection herewith on behalf of each of the Loan Parties and attaching (A) a true and complete copy of the organizational documents of each of the Loan Parties, including all amendments thereto, as in effect on the Amendment No. 2 Effective Date, certified as of a recent date by the Secretary of State of the state of its organization, that has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, (B) a true and complete copy of the by-laws or other governing documents of each of the Loan Parties as in effect on the Amendment No. 2 Effective Date and at all times since the date prior to the date of the resolutions described in clause (C) below and (C) a true and complete copy of resolutions duly adopted by the board of directors (or other similar governing body), of each of the Loan Parties authorizing the execution, delivery and performance of this Amendment and certifying that such resolutions have not been modified, rescinded or amended and are in full force and effect.

(d)    Legal Opinions. The Administrative Agent shall have received (i) an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Borrower and the Guarantors and (ii) an opinion of Dickinson Wright PLLC, local counsel to Visteon Global Technologies, Inc., a Michigan corporation, each addressed to the Administrative Agent and the Lenders on the Amendment No. 2 Effective Date, in form and substance reasonably satisfactory to the Administrative Agent.

(e)    Fees and Expenses. (i) The Administrative Agent and the Amendment No. 2 Arrangers shall have received, in immediately available funds, payment or reimbursement of all reasonable and documented costs, fees, out-of-pocket expenses, compensation and other amounts then due and payable in connection with this Amendment, including, but not limited to, the reasonable and documented out-of-pocket fees, disbursements and other charges of Cahill Gordon & Reindel LLP, counsel to the Administrative Agent and the Amendment No. 2 Arrangers, for which invoices have been presented at least three (3) Business Days prior to the Amendment No. 2 Effective Date (or as otherwise reasonably agreed to by the Borrower) and (ii) the Borrower shall have paid to the Amendment No. 2 Arrangers the fees in the amounts previously agreed in writing to be received on the Amendment No. 2 Effective Date pursuant to the Amendment No. 2 Engagement Letter.

(f)    Representations and Warranties. The representations and warranties of the Borrower and each other Loan Party contained in Article V hereof shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Amendment No. 2 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date.

(g)    Event of Default. Immediately prior to and immediately after the Amendment No. 2 Effective Date, no Default or Event of Default shall have occurred and be continuing or shall result from the consummation of the transactions contemplated by this Amendment and the Amended Credit Agreement.

(h)    Officer’s Certificate. The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower certifying as to the satisfaction of the conditions set forth in paragraphs (f) and (g) of this Section 4.01.

(i)    Solvency Certificate. The Administrative Agent shall have received a solvency certificate from the chief financial officer of the Borrower (after giving effect to the consummation of the transactions contemplated by this Amendment) substantially in the form of Exhibit G to the Credit Agreement.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

Section 5.01    Representations and Warranties. In order to induce the Lenders to consent to the amendments and waivers contained herein, the Borrower and each other Loan Party represent and warrant to each Lender party hereto as set forth below:

(a)    The representations and warranties set forth in Article V of the Amended Credit Agreement and each other Loan Document (as so amended) are, in each case, true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Amendment No. 2 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date, and except that for purposes of this Amendment, the representations and warranties contained in Sections 5.05(a) and 5.05(b) of the

Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Section 6.01(a) and (b), respectively, prior to the Amendment No. 2 Effective Date.

(b)    This Amendment constitutes a legal, valid and binding obligation of the Borrower and each other Loan Party, enforceable against the Borrower and each other Loan Party in accordance with its terms, except as such enforceability may be limited by bankruptcy insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity.

(c)    The Borrower and each of the Loan Parties have all requisite corporate or other organizational power and authority to enter into this Amendment and to perform their respective obligations under this Amendment and the Amended Credit Agreement.

(d)    As of the Amendment No. 2 Effective Date (and giving effect to this Amendment), no Event of Default or Default has occurred and is continuing or, solely as of the Amendment No. 2 Effective Date, will result from the consummation of the transactions contemplated by this Amendment and the Amended Credit Agreement.

ARTICLE VI

MISCELLANEOUS

Section 6.01    Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

Section 6.02    Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (including in .pdf format) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 6.03    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 6.04    Governing Law. The governing law and jurisdiction provisions of Section 10.15 of the Credit Agreement shall apply mutatis mutandis to this Amendment.

Section 6.05    Fees and Expenses. The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation, execution, delivery and enforcement of this Amendment and the Loan Documents referred to herein or contemplated hereby, including, but not limited to, the reasonable and documented fees, disbursements and other charges of Cahill Gordon & Reindel LLP, counsel to the Administrative Agent, in each case, to the extent required by, and in accordance with, Section 10.04 of the Credit Agreement.

Section 6.06    Waiver of Right to Trial by Jury. The waiver of jury trial provisions of Section 10.16 of the Credit Agreement shall apply mutatis mutandis to this Amendment.

Section 6.07    Reaffirmation; Grant of Liens.

(a)    Each Loan Party reaffirms as of the Amendment No. 2 Effective Date its covenants and agreements contained in the Credit Agreement and each other Loan Document to which it is a party and confirms, agrees and acknowledges that, notwithstanding the consummation of this Amendment, such covenants and agreements, and the terms of each of the Loan Documents to which it is a party, except as modified by this Amendment on the Amendment No. 2 Effective Date are not affected or impaired in any manner whatsoever and shall continue to be in full force and effect. Each of the Loan Parties hereby further confirms its respective prior pledges and grants of security interests under and subject to the Loan Documents to which it is a party, and confirms, agrees and acknowledges that, notwithstanding the consummation of this Amendment, such prior guarantees, pledges, and grants of security interests are not affected or impaired in any manner whatsoever and shall continue to be in full force and effect and shall also guarantee and secure all obligations as amended and reaffirmed pursuant to the Credit Agreement and this Amendment. Each of the Loan Parties confirms, acknowledges and agrees that the Lenders, the New Term Lenders and the New Revolving Credit Lenders are “Lenders” and “Secured Parties” for all purposes under the Loan Documents. For the avoidance of doubt, each Loan Party hereby reaffirms the provisions of Section 2 of the Security Agreement, dated April 9, 2014 (the “Security Agreement”), among the Borrower, each Guarantor party thereto and the Administrative Agent (as amended, supplemented or otherwise modified from time to time), and agrees that all references in the Security Agreement to the “Secured Obligations” shall include the New Term Loans and New Revolving Credit Loans.

(b)    As security for the payment or performance, as the case may be, in full of the Secured Obligations (as defined in the Security Agreement), each of the Borrower and the Guarantors party hereto (i) hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a security interest in the Borrower’s or such Guarantor’s right, title and interest in and to the Collateral (as defined in the Security Agreement) and (ii) hereby authorizes the Administrative Agent to file, at any time or from time to time, one or more UCC financing or continuation statements, and amendments thereto, including, without limitation, one or more UCC financing statements indicating that such financing statements cover all assets or all personal property, whether now owned or hereafter acquired (or words of similar effect) of the undersigned, in each case without the signature of the undersigned, and regardless of whether any particular asset described in such financing statements falls within the scope of the UCC or the granting clause in clause (i) of this Section 6.06(b). The security interest granted herein shall be subject to the terms, covenants and conditions set forth in the Security Agreement.

(c)    Each Loan Party further confirms that, as amended by this Amendment, each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified, approved and confirmed in all respects.

Section 6.08    Entire Agreement. This Amendment, the other Loan Documents and any separate letter agreements, solely to the extent with respect to fees payable to the Administrative Agent and the Amendment No. 2 Arrangers, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

Section 6.09    Effects of this Amendment.

(a)    On and after the Amendment No. 2 Effective Date, the rights and obligations of the parties to the Credit Agreement shall be governed by the Amended Credit Agreement. All references to the Credit Agreement in any document, instrument, agreement or writing shall be deemed to refer to the Amended Credit Agreement.

(b)    Other than as specifically provided herein, this Amendment shall not operate as an amendment of any right, power or privilege of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document or of any other term or condition of the Credit Agreement or any other Loan Document, nor shall the entering into of this Amendment preclude the Administrative Agent and/or any Lender from refusing to enter into any further amendments with respect thereto. This Amendment is not intended by any of the parties hereto to be interpreted as a course of dealing which would in any way impair the rights or remedies of the Administrative Agent or any Lender except as expressly stated herein, and no Lender shall have any obligation to extend credit to the Borrower other than pursuant to the terms of the Amended Credit Agreement and the other Loan Documents, as amended or supplemented to date (including by means of this Amendment). This Amendment shall not constitute a novation of the Credit Agreement or any other Loan Document and the Credit Agreement shall continue in full force and effect as amended by this Amendment.

Section 6.10    Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the applicable terms and provisions of the Credit Agreement (and, following the Amendment No. 2 Effective Date, the Amended Credit Agreement).

Section 6.11    FATCA. Solely for purposes of determining withholding taxes imposed under FATCA, from and after the Amendment No. 2 Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Amended Credit Agreement and any Term Loans and any Revolving Credit Loans made thereunder as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

[Signature Pages Follow]

IN WITNESS WHEREOF, the signatories hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

VISTEON CORPORATION, as Borrower

By:	/s/ Jennifer L. Pretzel
Name: Jennifer L. Pretzel
Title: Vice President and Treasurer

[Signature Page to Amendment No. 2 to Credit Agreement]

GUARANTORS:

VISTEON ELECTRONICS CORPORATION

By:	/s/ Jennifer L. Pretzel
Name: Jennifer L. Pretzel
Title: Treasurer

VISTEON GLOBAL TECHNOLOGIES, INC.

By:	/s/ Jennifer L. Pretzel
Name: Jennifer L. Pretzel
Title: Treasurer

VISTEON GLOBAL TREASURY, INC.

By:	/s/ Jennifer L. Pretzel
Name: Jennifer L. Pretzel
Title: Treasurer

VISTEON SYSTEMS, LLC

By:	/s/ Jennifer L. Pretzel
Name: Jennifer L. Pretzel
Title: Treasurer

VISTEON INTERNATIONAL BUSINESS DEVELOPMENT, INC.

By:	/s/ Jennifer L. Pretzel
Name: Jennifer L. Pretzel
Title: Treasurer

VISTEON INTERNATIONAL HOLDINGS, INC.

By:	/s/ Jennifer L. Pretzel
Name: Jennifer L. Pretzel
Title: Treasurer

VISTEON EUROPEAN HOLDINGS, INC.

By:	/s/ Jennifer L. Pretzel
Name: Jennifer L. Pretzel
Title: Treasurer

VISTEON GLOBAL ELECTRONICS, INC.

By:	/s/ Jennifer L. Pretzel
Name: Jennifer L. Pretzel
Title: Treasurer

[Signature Page to Amendment No. 2 to Credit Agreement]

VISTEON EUROPEAN ELECTRONICS, INC.

By:	/s/ Jennifer L. Pretzel
Name: Jennifer L. Pretzel
Title: Treasurer

[Signature Page to Amendment No. 2 to Credit Agreement]

CITIBANK, N.A., as Administrative Agent,

By:	/s/ Matthew S. Burke
Name: Matthew S. Burke
Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]

NEW REVOLVING CREDIT LENDER SIGNATURE PAGE

Citibank, N.A.
(Name of Institution) as a New Revolving Credit Lender with a New Revolving Credit Commitment as set forth in Schedule I of Amendment No. 2

By:	/s/ Matthew S. Burke
Name: Matthew S. Burke
Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]

NEW REVOLVING CREDIT LENDER SIGNATURE PAGE

Bank of America, N.A.
(Name of Institution) as a New Revolving Credit Lender with a New Revolving Credit Commitment as set forth in Schedule I of Amendment No. 2

By:	/s/ Brian Lukehart
Name: Brian Lukehart
Title: Director

[Signature Page to Amendment No. 2 to Credit Agreement]

NEW REVOLVING CREDIT LENDER SIGNATURE PAGE

Sumitomo Mitsui Banking Corporation
(Name of Institution) as a New Revolving Credit Lender with a New Revolving Credit Commitment as set forth in Schedule I of Amendment No. 2

By:	/s/ Katsuyuki Kubo
Name: Katsuyuki Kubo
Title: Managing Director

[Signature Page to Amendment No. 2 to Credit Agreement]

NEW REVOLVING CREDIT LENDER SIGNATURE PAGE

Barclays Bank plc
(Name of Institution) as a New Revolving Credit Lender with a New Revolving Credit Commitment as set forth in Schedule I of Amendment No. 2

By:	/s/ May Huang
Name: May Huang
Title: Assistant Vice President
.

[Signature Page to Amendment No. 2 to Credit Agreement]

NEW REVOLVING CREDIT LENDER SIGNATURE PAGE

UBS AG, STAMFORD BRANCH
(Name of Institution) as a New Revolving Credit Lender with a New Revolving Credit Commitment as set forth in Schedule I of Amendment No. 2

By:	/s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director

By:	/s/ Kenneth Chin
Name: Kenneth Chin
Title: Director

[Signature Page to Amendment No. 2 to Credit Agreement]

NEW REVOLVING CREDIT LENDER SIGNATURE PAGE

U.S. BANK NATIONAL ASSOCIATION
(Name of Institution) as a New Revolving Credit Lender with a New Revolving Credit Commitment as set forth in Schedule I of Amendment No. 2

By:	/s/ Jeffrey S. Johnson
Name: Jeffrey S. Johnson
Title: Senior Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]

NEW REVOLVING CREDIT LENDER SIGNATURE PAGE

COMPASS BANK
(Name of Institution) as a New Revolving Credit Lender with a New Revolving Credit Commitment as set forth in Schedule I of Amendment No. 2

By:	/s/ Daniel Feldman
Name: Daniel Feldman
Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]

NEW REVOLVING CREDIT LENDER SIGNATURE PAGE

DEUTSCHE BANK AG NEW YORK BRANCH
(Name of Institution) as a New Revolving Credit Lender with a New Revolving Credit Commitment as set forth in Schedule I of Amendment No. 2

By:	/s/ Marcus Tarkington
Name: Marcus Tarkington
Title: Director

By:	/s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]

NEW REVOLVING CREDIT LENDER SIGNATURE PAGE

MORGAN STANLEY BANK, N.A.
(Name of Institution) as a New Revolving Credit Lender with a New Revolving Credit Commitment as set forth in Schedule I of Amendment No. 2

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

[Signature Page to Amendment No. 2 to Credit Agreement]

NEW REVOLVING CREDIT LENDER SIGNATURE PAGE

COMERICA BANK
(Name of Institution) as a New Revolving Credit Lender with a New Revolving Credit Commitment as set forth in Schedule I of Amendment No. 2

By:	/s/ Nicole Swigert
Name: Nicole Swigert
Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]

NEW REVOLVING CREDIT LENDER SIGNATURE PAGE

Bank of China, Chicago Branch
(Name of Institution) as a New Revolving Credit Lender with a New Revolving Credit Commitment as set forth in Schedule I of Amendment No. 2

By:	/s/ Kefei Xu
Name: Kefei Xu
Title: SVP, Branch Manager

[Signature Page to Amendment No. 2 to Credit Agreement]

NEW REVOLVING CREDIT LENDER SIGNATURE PAGE

UNICREDIT BANK AG, NEW YORK BRANCH
(Name of Institution) as a New Revolving Credit Lender with a New Revolving Credit Commitment as set forth in Schedule I of Amendment No. 2

By:	/s/ Ken Hamilton
Name: Ken Hamilton
Title: Managing Director

By:	/s/ Betsy Briggs
Name: Betsy Briggs
Title: Associate Director

[Signature Page to Amendment No. 2 to Credit Agreement]

NEW REVOLVING CREDIT LENDER SIGNATURE PAGE

Raiffeisen Bank International AG
(Name of Institution) as a New Revolving Credit Lender with a New Revolving Credit Commitment as set forth in Schedule I of Amendment No. 2

By:	/s/ Josef Hörl
Name: Josef Hörl
Title:

By:	/s/ M. Zimmerman
Name: M. Zimmerman
Title:

[Signature Page to Amendment No. 2 to Credit Agreement]

TERM LOAN SIGNATURE PAGES ARE ON FILE WITH

ADMINISTRATIVE AGENT

SCHEDULE I

Amendment No. 2 Revolving Credit Commitments

Lender	Amendment No. 2 Revolving Commitment
Citibank, N.A.	$45,000,000
Bank of America, N.A.	$45,000,000
Sumitomo Mitsui Banking Corporation	$30,000,000
Barclays Bank PLC	$25,000,000
UBS AG, Stamford Branch	$25,000,000
U.S. Bank National Association	$25,000,000
Compass Bank	$25,000,000
Deutsche Bank AG New York Branch	$15,000,000
Morgan Stanley Bank, N.A.	$15,000,000
Comerica Bank	$15,000,000
Bank of China, Chicago Branch	$15,000,000
UniCredit Bank AG, New York Branch	$10,000,000
Raiffeisen Bank International AG	$10,000,000

TOTAL	$300,000,000

[Signature Page to Amendment No. 2 to Credit Agreement]

SCHEDULE II

Schedule 2.03

L/C Commitments

Lender	L/C Commitment
Citibank, N.A.	$37,500,000.00
Bank of America, N.A.	$37,500,000.00

TOTAL	$75,000,000.00